Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF January 30, 2006

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information
Domestic Deepwater Semisubmersibles (7)

Ocean Quest	3,500’	Victory Class	GOM	Contracted	Noble	term	low 240’s	mid Oct. 2005	mid April 2006	One year term extension with Noble in low 270’s beginning mid April 2006 and ending mid April 2007. Available; actively marketing.

Ocean Star	5,500’	Victory Class	GOM	Contracted	Kerr-McGee	one year term + option	mid 170’s	mid Nov. 2005	mid Oct. 2006	LOI for one-year term plus option in mid $380’s beginning mid Oct. 2006 and ending mid Oct. 2007. Available; actively marketing.

Ocean America	5,500’	Ocean Odyssey	GOM	Contracted	ENI	second of two well extension, assignment from Mariner	low 130’s	late Dec. 2005	late Mar. 2006	One year term plus option with Mariner in low 230’s beginning late Mar. 2006 and ending late Mar. 2007. Available; actively marketing.

Ocean Valiant	5,500’	Ocean Odyssey	GOM	Contracted	Kerr-McGee	180 day extension	mid 150’s	mid Sept. 2005	mid Mar. 2006	One-year term extension plus option from Kerr-McGee in low 300,000’s beginning in mid Mar. 2006 and ending in mid Mar. 2007; followed by LOI for one-year term plus option in mid $390’s beginning mid Mar. 2007 and ending mid Mar. 2008. Available; actively marketing.

Ocean Victory	5,500’	Victory Class	GOM	Contracted	Murphy	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Two year term extension with Murphy in mid 320’s beginning mid Nov. 2006 and ending mid Nov. 2008. Available; actively marketing.

Ocean Baroness	7,000’	Victory Class	GOM	Contracted	Amerada Hess	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Three-year term extension with Amerada Hess plus option in mid 360’s beginning mid Nov. 2006 and ending mid Nov. 2009. Available; actively marketing.

Ocean Confidence	7,500’	DP Aker H-3.2 Modified	GOM	Contracted	BP	two year term plus option	low 280’s	early Jan. 2006	early Jan. 2008	Available; actively marketing.

Domestic 2nd/3rd Generation Semisubmersibles (5)

Ocean New Era	1,500’	Korkut	GOM	Contracted	W&T	one well	mid 150’s	late Dec. 2005	early Feb. 2006	Six-month term with Walter in low 100’s for first 30 days and mid 120’s for remainder of term ending early Aug. 2006. Available; actively marketing.

Ocean Voyager	2,000’	Victory Class	GOM	Contracted	Amerada Hess	one well	low 110’s	mid Dec. 2005	late Feb. 2006	One well with Petrobras in low 110’s beginning late Feb. and ending mid April 2006; followed by two wells plus option with Amerada Hess in mid 120’s beginning mid April 2006 and ending mid July 2006. Available; actively marketing.

Ocean Concord	2,200’	F&G SS-2000	GOM	Contracted	Woodside	one well	mid 90’s	mid Jan. 2006	late Feb. 2006	90-day term plus option with Tana in low 130’s beginning late Feb. and ending late May 2006; followed by one well with Kerr-McGee in mid 90’s beginning late May 2006 and ending mid July; followed by 90-day term extension plus option with Tana in low 170’s beginning mid July and ending early Oct. 2006. Available; actively marketing.

Ocean Lexington	2,200’	F&G SS-2000	GOM	Contracted	ExxonMobil	one well	mid 170’s	late Jan. 2006	early Mar. 2006	Fourth well of four well extension with Walter in low 60’s beginning early Mar. and ending late April 2006; followed by one well with Walter in low 80’s beginning late April and ending late May; followed by LOI for one well in low 200,000s beginning late June and ending late July 2006. Available; actively marketing.

Ocean Saratoga	2,200’	F&G SS-2000	GOM	Contracted	LLOG	three wells	low 110’s	mid Nov. 2005	early April 2006	Six month extension plus option in low 120’s with LLOG beginning in early April 2006 and ending early Oct. 2006. Available; actively marketing.

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information
Domestic Jackups (11)

Ocean Crusader	200’	Mat Cantilever	GOM	Contracted	Seneca	one well	low 50’s	early Jan. 2006	early Feb. 2006	One well with Woodside in low 50’s beginning early Feb. 2006 and ending mid April 2006; followed by three wells with Walter in low 80’s beginning mid April 2006 and ending mid July 2006. Available; actively marketing.

Ocean Drake	200’	Mat Cantilever	GOM	Contracted	Chevron	term contract	mid 80’s	late July 2005	late June 2006	Indexed term contract. Available; actively marketing.

Ocean Champion	250’	Mat Slot	GOM	Contracted	Stone	six month term	mid 50’s	late Oct. 2005	late April 2006	LOI for one well in low 90’s beginning late April and ending early June 2006. Available; actively marketing.

Ocean Columbia	250’	Independent Leg Cantilever	GOM	Contracted	Newfield	180-day term	mid 50’s	early Aug. 2005	early Feb. 2006	Six-month term extension with Newfield in low 100s beginning early Feb. 2006 and ending early Aug. 2006. Available; actively marketing.

Ocean Spartan	300’	Independent Leg Cantilever	GOM	Contracted	LLOG	two wells	low 120’s	late Dec. 2005	early Mar. 2006	One well extension with LLOG in mid 120’s beginning in early Mar. and ending late April 2006; followed by maintenance beginning late April and ending early June. Available; actively marketing.

Ocean Spur	300’	Independent Leg Cantilever	GOM	Contracted	Apache	one well	low 110’s	late Dec. 2005	mid Feb. 2006	One year term in Tunisia with Soco Tunisia in mid 120’s, plus lump sum mobe and demobe, beginning mid Mar. 2006 and ending mid Mar. 2007. Available; actively marketing.

Ocean King	300’	Independent Leg Cantilever	GOM	Contracted	Forest Oil	two wells	mid 70’s	mid Nov. 2005	mid Feb. 2006	One year term with El Paso in mid 110’s beginning mid Feb. 2006 and ending mid Feb. 2007. Available; actively marketing.

Ocean Nugget	300’	Independent Leg Cantilever	GOM	Contracted	Royal Production	two wells	mid 120’s	late Jan. 2006	mid Mar. 2006	Approximately 21-day survey beginning mid Mar. and ending early Apr. 2006. Available; actively marketing.

Ocean Summit	300’	Independent Leg Cantilever	GOM	Contracted	Novus Louisiana	one well	mid 80’s	early Jan. 2006	mid Feb. 2006	Six-month term with Chevron in low 100’s beginning mid Feb. and ending mid Aug. 2006. Available; actively marketing.

Ocean Titan	350’	Independent Leg Cantilever	GOM	Contracted	Walter	one well	mid 70’s	early Jan. 2006	mid Feb. 2006	Six-month term with Dominion Exploration in high 70’s beginning mid Feb. 2006 and ending mid Aug. 2006. Available; actively marketing.

Ocean Tower	350’	Independent Leg Cantilever	GOM	Contracted	Chevron	180 day term, Part I	high 80’s	late Sept. 2005	early Feb. 2006	Part II of total 180-day term extension plus option with Chevron in high 80’s beginning early Feb. 2006 and ending late Apr. 2006. Available; actively marketing.

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information
International Semisubmersibles (16)

MEXICO

Ocean Ambassador	1,100’	Bethlehem SS-2000	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available.

Ocean Whittington	1,500’	Aker H-3	GOM	Contracted	PEMEX	four year term work	low 60’s	late July 2003	early Oct. 2006	Available.

Ocean Worker	3,500’	F&G 9500 Enhanced Pacesetter	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Available.

Ocean Yorktown	2,850’	F&G SS-2000	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available.

NORTH SEA

Ocean Nomad	1,200’	Aker H-3	North Sea	Contracted	Talisman	one year	low 80’s	early Jan. 2005	early Feb. 2006	One year extension with Talisman in mid 150’s beginning early Feb. 2006 and ending early Feb. 2007; followed by 18-month extension with Talisman in mid 280’s beginning early Feb. 2007 and ending early Aug. 2008. Available; actively marketing.

Ocean Guardian	1,500’	Earl & Wright Sedco 711 Series	North Sea	Contracted	Shell	one year	low 80’s	late Mar. 2005	late May 2006	Survey and fully funded HP/HT upgrade beginning early Dec. 2005 and ending early Feb. 2006; followed by one HP/HT well in low 100’s beginning early Feb. and ending late Mar.; followed by one-year term extension plus option with Shell in low 160’s beginning late Mar. 2006 and ending late Mar. 2007. Available; actively marketing.

Ocean Princess	1,500’	Aker H-3	North Sea	Contracted	Talisman	two year extension	low 150’s	late Dec. 2005	late Jan. 2008	Extension to include approximately 30-day survey beginning early Mar. 2006 and ending late Mar. 2006. Available; actively marketing.

Ocean Vanguard	1,500’	Bingo 3000	North Sea	Contracted	Statoil	term	low 140’s	late May 2005	mid Oct. 2006	Three six-month options priced in mid 160’s beginning in late Sept. 2006. Available; actively marketing.

AUSTRALASIA

Ocean Bounty	1,500’	Victory Class	Australia	Contracted	Coogee Res.	two wells	low 90’s	mid Jan. 2006	mid Mar. 2006	One assignment well with Tap Oil in low 200’s beginning mid Mar. and ending mid April; followed by one assignment well with Santos in mid 230’s beginning mid April and ending late May; followed by two wells with Santos in mid 90’s beginning late May and ending mid Aug.; followed by four wells plus option in high 90’s with Woodside beginning mid Aug. 2006 and ending early Feb. 2007; followed by four well extension priced in low 100’s beginning early Feb. 2007 and ending late Aug. 2007. Available; actively marketing.

Ocean Patriot	1,500’	Bingo 3000	Australia	Contracted	Anzon	first of four option wells	mid 130’s	mid Jan. 2006	late Feb. 2006	Second of four Anzon options in upper 130’s, late Feb.-late Mar.; followed by third and four wells in low 140’s, late Mar.-early June; followed by one exercised assignment option well from Apache with Nexus in high 70’s, early June-late Aug.; followed by LOI for one well in upper 70’s, late Aug.-late Sept.; followed by four wells plus option with NZOP in low 100’s, late Sept. 2006-mid Mar. 2007. Available; actively marketing.

Ocean Epoch	1,640’	Korkut	Malaysia	Contracted	Murphy	three option wells	mid 70’s	early Dec. 2005	mid Mar. 2006	If exercised, two option wells priced in high 70’s estimated to end mid May 2006; followed by LOI for term program in mid 220’s beginning mid May 2006 and ending early Nov. 2006; followed by LOI for 12-well program in mid 220’s beginning early Nov. 2006 and ending early Nov. 2007. Available; actively marketing.

Ocean General	1,640’	Korkut	Malaysia	Contracted	CTOC	fifth & sixth wells	mid 90’s	early Jan. 2006	mid May 2006	One well with Premier in high 70’s in Viet Nam beginning mid May 2006 and ending early July 2006; followed by one extension well with Premier in mid 150’s beginning early July and ending early Aug.; followed by one assignment well with Idemitsu Vietnam in mid 170’s beginning early Aug. and ending mid Sept. 2006; followed by approx. 14-day survey and maintenance ending late Sept.; followed by three wells with Inpex in mid 130’s beginning late Sept. 2006 and ending mid April 2007; followed by two additional wells with Inpex in 170’s beginning mid April 2007 and ending mid Aug. 2007. Available; actively marketing.

Ocean Rover	7,000’	Victory Class	Malaysia	Contracted	Murphy	950 day extension	mid 170’s	late June 2005	mid Jan. 2008	Available; actively marketing.

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information
BRAZIL

Ocean Yatzy	3,300’	DP DYVI Super Yatzy	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Available.

Ocean Winner	3,500’	Aker H-3	Brazil	Contracted	Petrobras	700 day extension	mid 50’s	early April 2004	mid Mar. 2006	Four-year term extension with Petrobras in low 110’s, plus potential bonus, beginning mid Mar. 2006 and ending mid Mar. 2010. Available.

Ocean Alliance	5,000’	Alliance Class	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.

International Drillships (1)

Ocean Clipper	7,500’	DP Fluor/Mitsubishi	Brazil	Contracted	Petrobras	five year extension plus potential bounus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.

International Jackups (2)

Ocean Sovereign	300’	Independent Leg Cantilever	Indonesia	Contracted	Santos	three wells	high 60’s	mid Jan. 2006	late Mar. 2006	One Santos well in low 90’s beginning late Mar. and ending mid April; followed by two well extension in mid 70’s beginning mid April and ending late June 2006; followed by second of two wells with Amerada Hess in mid 80’s beginning late June and ending late July; followed by two assignment wells with Anadarko in mid 80’s beginning late July and ending mid Sept.; followed by approx. 14-day survery ending late Sept. 2006; followed by LOI for 18-month term in mid 90’s beginning late Sept. 2006 and ending late Mar. 2008. Available; actively marketing.

Ocean Heritage	300’	Independent Leg Cantilever	Qatar	Contracted	Conoco/Phillips	two wells plus option	low 70’s	mid June 2005	early May 2006	LOI for 12-month program in low 140’s in Qatar beginning early May 2006 and ending in early June 2007 (to include mid-period survey beginning early Oct. 2006 and ending early Nov. 2006). Available; actively marketing.

Upgrade (2)

Ocean Endeavor	2,000’	Victory Class	Shipyard	Upgrading	DODI	-	-	-	-	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by four year term with Devon in mid 250’s. Available; actively marketing.

Ocean Monarch**	2,200’	Victory Class	GOM	Preparing to mobilize to Singapore	DODI	-	-	-	-	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning, fourth quarter 2008. Available; actively marketing.

Rigs Under Construction (2)

Ocean Shield	350’	Independent Leg Cantilever	Shipyard	-	-	-	-	-	-	Singapore shipyard, estimated completion Q1 2008. Available; actively marketing.

Ocean Scepter	350’	Independent Leg Cantilever	Shipyard	-	-	-	-	-	-	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.

NOTES:

*	Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **Ocean Monarch formerly named Garden Banks.

GOM = Gulf of Mexico

4